EXHIBIT 99

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Exhibit 99

sea containers

Investor Presentation

New York

June 3, 2003

Passenger Transport Division

David Benson

Senior Vice President, Passenger Transport

Divisional Results 2002 EBIT

[CHART]

Action Plan – Cross Channel

•    Close Dover – Ostend route

•    Acquire Calais shop

•    Adjust capacity

Action Plan – Irish Sea

•    Close Belfast – Heysham route

•    Improve capacity Belfast – Troon

•    Extend IOM user agreement to 2010

•    Sell Isle of Man Steam Packet Company – in hand

Action Plan - Silja

•    Add extra freight capacity Turku – Stockholm

•    Start freight service Helsinki – Tallinn

•    Add fast ferry capacity Helsinki – Tallinn

•    New CEO for Silja

•    Silja Opera to Sweden and St. Petersburg – in hand

•    Re-route Finnjet Germany – Estonia – Russia – in hand

•    Re-finance – in hand

Action Plan - SeaStreak

•    Secure additional parking

•    Add additional capacity – in hand

Action Plan - Other

•              Increase fast craft capacity on Spilt – Ancona

•              Charter out SeaCat Diamant – in hand

•              Sell SeaCat France – in hand

•              Divisional purchasing synergies - in hand

[MAP]

The Future

•    GNER and Silja emphasis

•    Opportunities for use of surplus tonnage

•    SeaStreak long haul commuter

•    Review of Cross-Channel market

Great North Eastern Railway

Christopher Garnett

Vice President Rail and Chief Executive GNER

GNER 2002

•    Total revenue 11.5% up on 2001

•    Passenger revenue 11.06% up on 2001

•    Carried 14.6 million passengers – the highest number since the start of the franchise

•    Major cost reduction program put in place

•    Successful launch of London-Leeds half hourly service

•    Improved punctuality

GNER Financials

$m	2002	2001

Revenue	695.7	623.8

Earnings before net finance costs	68.9	45.3

GNER 2003

•    20% reduction in management staff

•    Train performance improvement 60%+

•    Introduce lengthened Diesel Trains from September

•    Further expand car parks

•    Introduce onboard internet access

•    Rebuilt Passenger Cars into service

Franchise Extension

•    Extension or renewal?

•    GNER will be well placed in 2004

•    Rebuilt Passenger Cars into service

•    Lengthened Diesel Trains

•    Station investment

•    Improved passenger service

•    A revitalised GNER

Container Division

Angus Frew

Vice President Containers and
President GE SeaCo SRL

Container Division Activities

•    Leasing

•        GE SeaCo

•        Sea Containers

•    Manufacturing

•        CMCI, USA

•        YMCL, UK

•        PMCL, Brazil

•    Depot Operations

•        Singapore

•        Australasia

•        Brazil

•    Reefer Parts

•    Container Ships

[CHART]

Fleet Profile

[CHART]

Source:  Containerisation International Market  Analysis ‘02

Container Demand

[CHART]

Source:  Clarkson Research Studies Feb 03

Seaborne Refrigerated Trade

[CHART]

Source:  DRI-WEFA

Integral Reefer Growth

[CHART]

Source:  Containerisation International Market Analysis ‘02

Industry Issues: Container Prices

[CHART]

Source:  Containerisation International Market Analysis March ‘02

Industry Issues: Growing Trade Imbalance

[GRAPHIC]

Source:  The Economist, 4 April 2002

Industry Issues: Supply and Demand

Trade

[CHART]

Fleet (Capacity)

[CHART]

	2000	2001	2002	2003	2004
Trade	11%	2%	8%	8%	8%

Fleet	8%	9%	8%	7%	6%

Balance	3%	-7%	0%	1%	2%

Source:  Clarkson Research Studies Feb 03

Industry Issues: Customer Consolidation

Annual Capacity growth of the Top20 is 14% versus 2.5% for the smaller lines

[CHART]

Source:  Containerisation International year book 2002

Leasing Companies International Fleets 1998 - 2002

[CHART]

Source:  Containerisation International Market Analysis '02

Fleet Mix 2002

	Dry Freight	Reefer	Tank	Regional	Total
Textainer Group	950	—	—	—	950
GE SeaCo	828	102	5	15	950
Transamerica Leasing	868	57	—	—	925
Triton	878	42	—	—	920

Source:  Containerisation International Market Analysis ‘02

GE SeaCo Fleet

	TEU	OEC	NBV	Unit OEC	Av. Age
	(‘000)	($Millions)	($Millions)	($)	(years)
20’ Dry Boxes	42.0	59.2	54.4	1,407	2.04

40’ Dry Boxes	24.1	33.0	28.3	2,742	3.57

40’ H/C Dry Boxes	84.8	107.9	100.6	2,545	1.68

20’ Refrigerated Boxes	0.8	12.7	11.6	15,079	1.70

40’ H/C Refrigerated Boxes	22.2	205.7	184.6	18,511	2.13

Tanks	2.2	43.4	36.1	19,996	4.67

20’ Dry Freight Specials	8.4	45.2	41.5	5,390	2.04

40’ Dry Freight Specials	4.4	11.6	9.9	5,253	3.50

Total/Average	189.0	518.7	467.3		2.14

Organisation

[CHART]

The Future

•    Evolution not revolution

•    Investment in:

•    Dry freight containers (including SeaCells)

•     Reefers

•     Tanks

•     European swapbodies

•    Improved Global Account Management through reorganisation and training of sales force

•    Focus on customer service and innovation in lease products

•    Build domestic businesses and developing markets

•    Improved information platform

•    Reduce back-office costs

PSLRA

SEA CONTAINERS LTD.

Management believes that EBITDA (earnings before interest, tax, depreciation and amortization) is a useful measure of operating performance, used by management and investors to help determine the ability to service or incur indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  However, EBITDA does not represent cash flow from operations as defined by U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to earnings from operations under U.S. generally accepted accounting principles for purposes of evaluating results of operations.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment and disposal plans, possible debt restructuring and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the transport, leasing and leisure markets in which the company operates of terrorist activity and any police or military response (including the recent Iraqi war and its aftermath), the unknown effects on those markets of the current SARS epidemic, varying customer demand and competitive considerations, inability to sustain price increases or to reduce costs, fluctuations in interest rates, currency values and public securities prices, variable fuel prices, variable container prices and container lease and utilization rates, uncertainty of negotiating and completing proposed purchase, sale or capital expenditure transactions, inadequate sources of capital and unacceptability of finance terms, uncertainty of acceptance of proposed public debt exchange offers, global, regional and industry economic conditions, shifting patterns and levels of world trade and tourism, seasonality and adverse weather conditions, inability of Network Rail to restore, improve and maintain the U.K. rail infrastructure and uncertainty of claims against Network Rail and insurers, and legislative, regulatory and political developments including the uncertainty of extending the GNER rail franchise beyond 2005.  Further information regarding these and other factors is included in the filings by the company and Orient-Express Hotels Ltd. with the U.S. Securities and Exchange Commission.

Orient-Express Hotels Ltd

Investor Presentation

New York

June 3, 2003

Orient-Express Hotels

•             Global Hospitality and Leisure Company

•   Exclusive focus on deluxe luxury market

•   31 Hotels, 4 Restaurants, 5 Trains, 1 River Vessel

•             Distinguished Luxury Brand Names

•   Orient-Express, Cipriani, Copacabana Palace

•   ‘21’ Club, Windsor Court, Ritz Madrid

•             Focus on Ownership

•   Irreplaceable assets, high barriers to entry

Turbulent Times

[CHART]

RevPAR Decline has Squeezed Margins Since 2000

RevPAR

[CHART]

Margin (%)

[CHART]

Declines in Occupancy, Not Rate

Average Room Rate

[CHART]

Occupancy

[CHART]

2002 Acquisitions Drive Top Line Growth

[CHART]

	Revenue
	$m
Le Manoir	=	13
La Residencia	=	8
Maroma	=	3
Miraflores	=	4
		28	(11)%

Acquisitions Build EBITDA Platform for Strong Recovery

[CHART]

Recent Acquisitions	EBITDA Multiple

Le Manoir	7	x
La Residencia	7	x
Maroma	10	x
Miraflores	10	x

Weighted Av= 8x

OEH Recovery Potential

1)      General RevPAR Recovery

•   Same store EBITDA decline of $25m since 2000

2)      Acquisitions

•   $8m EBITDA

•   Exceptional purchase prices (8 x EBITDA)

3)      Expansions Kick In

•   Investment made of over $50m

•   High return when demand recovers

Over $50 Million Recent Expansion Investments with Good Potential

Inn at Perry Cabin	41 new keys, pool, new restaurant and new meeting room

Maroma	20 additional keys completed

Villa San Michele	8 additional keys

La Residencia	2 new presidential suites

Cipriani	New banqueting room and master suite

Peru	New luxury train

La Cabana	Construction of new restaurant

Caruso	Hotel closed pending refurbishment

Westcliff	New conference centre opening soon

Growth Potential: The Right Time for OEH

Cycle Timing	OEH (Owner/Acquirer)	Pure Manager
Hotel performance weak	• Lower purchase prices	•	}
Disputes over contracts
Owners in difficulty	• Distress sales	•

Very little new construction	• Less competition	•	No new contracts

2003: Hotel Ritz, Madrid

•             Unique property, outstanding location

•             Good business mix: corporate, leisure, banqueting

•             Attractive deal structure

•             €125m price, about 10 x EBITDA

•             Benefit of management fees reduces price to 8-9 x EBITDA

•             Solid real estate investment partner

•             €20m equity exposure; €3-4m initial annual return

•             A template for further acquisitions?

Sea Containers Relationship

•                       Sea Containers reduced shareholding

•             14.4 million shares owned (47% of equity) - voting 16%

•             Heavy voting shares passed to OEH (2002)

•                       Cross-default issues largely resolved

•             Originally $182m debt at time of IPO

•             Only one outstanding $15m

•                       Shared services agreement

•             Can be terminated with 1 year notice

Attractive Finance for Expansion

•                       OEH style assets an attractive proposition for banks

•                       Virgin hotel transaction (Le Manoir and La Residencia, 2002)

•             68% LTV

•             115 bp over Libor

•             7 year term

•                       Ritz, Madrid (2003)

•             68% LTV

•             100 bp over Libor

•             25 year term

•             JV: non-recourse

Strong Balance Sheet – Hidden Asset Value

31 March	$’m

Cash	40

Other current assets	85

Real estate, investments and other assets	893

Total Assets	1,018

Liabilities	126

Debt	469

Shareholder equity	423

1,018

•                       Net assets per share on a historical US GAAP basis = $13.73/Share

•                       Cash availability to be increased by $70m with re-financing of Italian hotels

Summary: A Special Moment for OEH

Recovery Potential

•             General recovery: $25m EBITDA same store decline

•             Acquisitions at exceptional prices

•             Expansions kick in

Growth Potential

•             Buyer’s market

•             The Ritz as a template

•             Limited new supply

PSLRA

ORIENT-EXPRESS HOTELS LTD.

Management believes that EBITDA (earnings before interest, tax, depreciation and amortization) is a useful measure of operating performance, used by management and investors to help determine the ability of a company or property to service or incur indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  EBITDA is also a financial measure commonly used in the hotel and leisure industry.  However, EBITDA does not represent cash flow from operations as defined by U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to earnings from operations under U.S. generally accepted accounting principles for purposes of evaluating results of operations.

This presentation and accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment plans and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response (including the recent Iraqi war and its aftermath), the unknown effects on those markets of the current SARS epidemic, varying customer demand and competitive considerations, realization of bookings and reservations as actual revenue, inability to sustain price increases or to reduce costs, interest rate and currency value fluctuations, uncertainty of negotiating and completing proposed capital expenditures and acquisitions, adequate sources of capital and acceptability of finance terms, shifting patterns of business travel and tourism and seasonality of demand, adverse local weather conditions, changing global and regional economic conditions, and legislative, regulatory and political developments.  Further information regarding these and other factors is included in the filings by the company and Sea Containers Ltd. with the U.S. Securities and Exchange Commission.